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                             AIM HIGH YIELD FUND II
                       AIM LIMITED MATURITY TREASURY FUND


             (SERIES PORTFOLIOS OF AIM INVESTMENT SECURITIES FUNDS)

                       Supplement dated January 24, 2000
      To the Statement of Additional Information dated November 29, 1999,


           The following paragraph replaces in its entirety the third paragraph appearing under the heading "PERFORMANCE INFORMATION--HISTORICAL PORTFOLIO RESULTS" on page 4 of the Statement of Additional Information.

           "High Yield may participate in the initial public offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to its investment in IPOs. Investments in IPOs could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs."